AMENDMENT N° 30

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

IRIDIUM SATELLITE LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

PREAMBLE

This Amendment N° 30 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System, as amended, (the “Contract”) is entered into on this 26th day of October, 2017 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, the Parties have agreed to add a Launch of Two (2) Satellites using the Dnepr Launch Vehicle from the Yasny Launch Site, Russia (the “Dnepr Launch”) pursuant to Amendment N° 16 to the Contract;

WHEREAS, the Dnepr Launch Vehicle is not available for use due to actions of the government of the Russian Federation;

WHEREAS, the Parties have agreed to replace the Dnepr Launch with a Launch consisting of five (5) Satellites and two (2) National Aeronautics and Space Administration Gravity Recovery and Climate Experiment Follow-On satellites using the Falcon 9 Launch Vehicle from Vandenberg Air Force Base, California (“Rideshare Launch”);

WHEREAS, the baseline NEXT System Launch Campaign will consist of seven (7) Launches of ten (10) Satellites from the Vandenberg Air Force Base, California, Launch Site and the Rideshare Launch of five (5) Satellites for a total of seventy five (75) Satellites Launched ; and

WHEREAS, the Parties have agreed to the additional cost of [***] U.S. dollars (US$[***]) for Contractor’s performance of the Launch Segment Services for the Rideshare Launch; and

WHEREAS, the Parties now desire to amend Articles 1, 3, 4, 21, and Exhibit D of the Contract, and the SOW, in accordance with the terms and conditions provided for in this Amendment.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1:    Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2:    Article 1 of the Contract is hereby revised to add the following definitions.

“Rideshare Batch” means the five (5) Satellites launched by the Rideshare Launch.

“Rideshare Launch” means the Launch of five (5) Satellites and two (2) National Aeronautics and Space Administration Gravity Recovery and Climate Experiment Follow-On satellites using the Falcon 9 Launch Vehicle from Vandenberg Air Force Base, California.”

Article 3:    All paragraphs of Article 3.3.2 to the Contract that were modified in Amendment N° 28 are hereby deleted and replaced in their entirety with the following:

“With respect to Satellites delivered in connection with Launches two (2) through seven (7) and the Rideshare Launch, the quantity of Space Vehicles per Launch, the Launch Services Provider, the Launch Vehicle, and the Launch Site for each Launch will be as follows:

(a)	Launches 2 through 7

(i)	Quantity of Satellites - Ten (10)

(ii)	Launch Services Provider - SpaceX

(iii)	Launch Vehicle - Falcon 9, and

(iv)	Launch Site - Vandenberg Air Force Base, California

(b)	Rideshare Launch

(i)	Quantity of Satellites - Five (5) Satellites

(ii)	Launch Services Provider - SpaceX

(iii)	Launch Vehicle - Falcon 9, and

(iv)	Launch Site - Vandenberg Air Force Base, California

The Parties shall cooperate in good faith to agree on the Launch date for each Launch to expeditiously complete the NEXT System Launch Campaign; provided that, notwithstanding Article 3.4.1 and the Launch dates established for Launches two (2) through seven (7), the Rideshare Launch shall occur in [***]. Purchaser shall re-designate or confirm to Contractor in writing the scheduled Launch date for each Launch no later than [***] months prior to the then-scheduled Launch date.

Purchaser will, on a reasonable basis, provide periodic updates to Contractor coordinating Launch date status.

Any change of the quantity of Space Vehicles per Launch, Launch Services Provider, Launch Vehicle or Launch Site notifications provided by the Purchaser to the Contractor outside the scope of this Article 3.3.2 shall be subject to the terms of a Change Order under Article 15.”

Article 4:    The last paragraph of Article 3.4.3 is hereby revised by deleting and replacing the words “eight (8th) Launch” in the fourth (4th) line with the words “Rideshare Launch”.

Article 5:    The second paragraph of Article 3.5 of the Contract is hereby amended by adding the following wording directly after the phrase “System Performance Specification” at the end of the paragraph.

“; provided, however, Purchaser shall be responsible for performing the mission analysis applicable to the Rideshare Launch and shall assure in particular the Satellite propellant budget is sufficient to support the Rideshare Launch trajectory, orbit raising, in-orbit mission and de-orbiting activities for such Satellites.”

Article 6:    Article 14.3.1 of the Contract is hereby deleted and replaced in its entirety with the following:

“If at any time during the [***], it is discovered that such Satellite no longer meets the requirements of the On-Orbit Satellite Acceptance Plan or the On-Orbit System Acceptance Plan, has a Defect or is experiencing an Anomaly, Contractor shall be notified in writing by Purchaser and shall attempt to resolve any such, Defects or Anomalies affecting Launched Satellites at its own cost in accordance with the procedures set forth in Article 14.3.2; provided, however, that Contractor’s obligation to resolve any such Defects or Anomalies shall: (i) apply to a total number of seventy-two (72) Satellites Launched; (ii) apply to only two (2) Satellites on the Rideshare Launch; such Satellites to be selected by Customer no later than completion of the Rideshare Batch OSA; and (ii) cease immediately following [***] ([***]) months after completion of the Last Satellite On-Orbit Acceptance of the final Satellite Batch. Purchaser shall provide to Contractor for the purpose of the investigation all available data and information related to the operation of the Satellite in orbit.

Article 7: The first paragraph of Article 21.1.1, as modified by Amendment N° 28, is hereby revised by deleting and replacing the first sentence in its entirety with the following sentence:

“For the Satellites scheduled to be launched on Launch one (1) through seven (7), the Parties acknowledge and agree that failure to make any Satellite available for one of the Launch dates for Launch one (1) through seven (7) as agreed by the Parties, including at the Launch Site, may cause substantial financial loss to Purchaser.”

Article 8:    Article 21 of the Contract is hereby modified by inserting the following after Article 21.1.5:

“Articles 21.1.1 through 21.1.3 of the Contract shall not apply to the Rideshare Launch.”

Article 9:    For the Rideshare Launch, Article 21.2.1 of the Contract is hereby deleted and replaced in its entirety with the following:

”If Launch of the Rideshare Batch does not occur [***] ([***]) days after the date of arrival of the Rideshare Batch on the Launch Site for reasons attributable to the Contractor and not the Launch Services Provider, then the Contractor shall pay to the Purchaser Liquidated Damages at a rate of [***] United States dollars (US $[***]) per day, for a maximum of [***] ([***]) days. Contractor’s liability for daily Liquidated Damages with respect to the Rideshare Batch and corresponding Launch Service is limited to [***] United States dollars (US $[***]).”

Article 10:    The Base Contract Price set forth in Article 4.1 of the Contract is hereby increased by [***] U.S. dollars (US $[***]), in connection with the incremental cost associated with the Contractor’s performance of the Launch Segment Services for the Rideshare Launch, to a new Base Contract Price of not more than [***] U.S. dollars (US $[***]).

Article 11:    The entries for M/S No. [***] and [***] set forth in Exhibit D of the Contract are hereby deleted and replaced in their entirety by the following entries.

[***]

Article 12:    The entries for M/S No. [***] and [***] set forth in Table 11-1 of the SOW are hereby deleted and replaced in their entirety with the following entries.

[***]

Article 13:    This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 14:    All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC                THALES ALENIA SPACE FRANCE

/s/ S. Scott Smith                    /s/ Denis Allard

S. Scott Smith                        Denis Allard
Chief Operating Officer                Vice President Constellation Programs

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Execution Copy